                                                                  EXHIBIT 10.2.2


                      SECOND AMENDMENT AND WAIVER AGREEMENT

         This SECOND AMENDMENT AND WAIVER AGREEMENT (this "Agreement") is entered into this the 1st day of May, 2003 (the "Closing Date") by and among Bank of America, N.A. (the "Bank"), Source Interlink Companies, Inc. (the "Borrower"), formerly known as The Source Information Management Company, and the undersigned guarantors (the "Guarantors"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement (defined below).

                                    RECITALS

         A. The Borrower and the Bank are parties to that certain Credit Agreement dated as of December 22, 1999, as amended by that certain letter agreement dated October 29, 2001 and that certain Amendment and Waiver Agreement dated August 30, 2002 (as amended and otherwise modified from time to time, the "Credit Agreement").

         B. Events of Default exist under the Credit Agreement arising from Borrower's failure to: (i) maintain the minimum EBITDA as set forth in Section 8.1(d) of the Credit Agreement, prior to giving effect to this Agreement, for the Fiscal Quarter ended January 31, 2003, and (ii) maintain the Funded Debt to EBITDA Ratio as set forth in Section 8.1(c) of the Credit Agreement, prior to giving effect to this Agreement, for the Fiscal Quarter ended January 31, 2003 (collectively, the "Existing Defaults").

         C. The Borrower has requested that the Bank waive the Existing Defaults and amend the Credit Agreement in certain respects.

         D. The Bank has agreed to do so, but only pursuant to the terms and conditions set forth herein.

         NOW THEREFORE, for good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Estoppel; Reaffirmation. The Borrower and the Guarantors acknowledge and agree that, as of April 29, 2003: (a) the outstanding principal balance of the Revolving Loans was no less than $29,029,399.24, and (b) the outstanding amount of Letter of Credit obligations was no less than $4,523,973.00, which amounts constitute valid and subsisting obligations of the Borrower and the Guarantors to the Bank that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind. The Borrower hereby acknowledges and affirms its obligations under the Hedging Agreement and the other Credit Documents. Each of the Guarantors reaffirms its obligations under its respective guaranty and agrees that the neither the execution nor performance of this Agreement shall operate to reduce or discharge such obligations.

         2. Limited Waiver. The Bank hereby waives the Existing Defaults; provided, however, that nothing set forth herein or contemplated hereby shall modify or affect the obligations of the Borrower to comply with each and every other duty, term, condition or covenant contained in this Agreement and the other Credit Documents, as amended hereby, from and after the date hereof.

         3. Amendments.

                  (a) Section 1.1 of the Credit Agreement is amended in the following respects:

                           (i) The definition of "Applicable Margin" shall mean the following for each respective period:

                                            Period                                    Applicable Margin
                                            ------                                    -----------------

                                    May 1, 2003 - August 1, 2003                       4.85% per annum
                                    August 2, 2003 - November 1, 2003                  5.35% per annum
                                    November 2, 2003 and thereafter                    5.85% per annum

                           (ii)     The definition of "Revolving Loan
                                    Termination Date" is amended by deleting the reference to "August 1, 2003" set forth therein and replacing it with a reference to "February 1, 2004".

                  (b)      The following new definition is hereby added to
                           Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

                                    "Committed Amount" shall mean the following for each respective period:

                                            Period                                 Committed Amount
                                            ------                                 ----------------

                                    October 29, 2001 - August 1, 2003
                                    $46,000,000.00 August 2, 2003 - November 1,
                                    2003 $40,000,000.00 November 2, 2003 - the
                                    last Business Day before the Revolving Loan
                                    Termination Date                                $35,000,000.00

                  (c) Section 2.1(a) of the Credit Agreement is deleted and replaced in its entirety with the following:

                                    (a)      The Bank hereby establishes, on the
                                             terms and conditions of this
                                             Agreement and in reliance upon the
                                             representations and warranties made
                                             hereunder, a revolving line of
                                             credit in favor of the Borrower
                                             (the "Revolving Line of Credit")
                                             and agrees to make and remake one
                                             or more Revolving Loans to the
                                             Borrower, upon the terms and
                                             conditions set forth in this
                                             Article II, from time to time on
                                             any Business Day during the period
                                             from the date hereof through the
                                             Revolving Loan Termination Date.
                                             The Bank shall have no obligation
                                             to issue Letters of Credit to the
                                             Borrower under the Revolving Line
                                             of Credit or otherwise. The
                                             Borrower may borrow, repay and
                                             reborrow any amount of the
                                             Revolving Line of Credit, provided
                                             that the aggregate principal amount
                                             outstanding at any one time under
                                             the Revolving Line of Credit may
                                             not exceed the lesser of (i) the
                                             Borrowing Base or (ii) the
                                             Committed Amount. The Revolving
                                             Loans shall be evidenced by the
                                             Revolving Credit Note and the
                                             amount of principal owing on the
                                             Revolving Credit Note at any given
                                             time shall be the aggregate amount
                                             of all advances made under the
                                             Revolving Line of Credit, less all
                                             payments of principal
                                             theretofore paid by the Borrower.
                                             Notwithstanding the foregoing, the
                                             Bank shall have no obligation to
                                             lend funds at any time when a
                                             Default or Event of Default exists,
                                             and the Bank may terminate the
                                             Revolving Line of Credit upon an
                                             Event of Default in accordance with
                                             Article IX hereof.

                  (d) Section 2.6 of the Credit Agreement is amended by deleting the reference to "46,000,000" set forth therein and replacing it with a reference to "the Committed Amount".

                  (e) Section 8.1 of the Credit Agreement is amended by deleting clauses (c) and (d) thereof and replacing them with the following new clauses (c) and (d):

                                    (c) Funded Debt to EBITDA. Maintain Funded
                           Debt to EBITDA Ratio, determined as of the end of each Fiscal Quarter, of not greater than the ratios set forth below:

                          Fiscal Quarter Ending                        Funded Debt to EBITDA Ratio
                          ---------------------                        ---------------------------

                          April 30, 2003                               4.25 to 1.0
                          July 31, 2003                                3.5 to 1.0
                          October 31, 2003 and thereafter              3.0 to 1.0

                                   (d) Minimum EBITDA. Maintain, as of the end
                          of each Fiscal Quarter for the then most recently completed period of four (f) consecutive Fiscal Quarters, EBITDA of not less than the amounts set forth below:

                          Four Fiscal Quarters Ending                  EBITDA
                          ---------------------------                  ------

                          April 30, 2003                               $9,000,000
                          July 31, 2003                                $10,000,000
                          October 31, 2003 and thereafter              $12,500,000

         4. Fees.

                  (A) Amendment Fee. In consideration of the Bank's willingness to enter into this Agreement, the Borrower shall be obligated to pay the Bank a fee in the amount of $50,000 (the "Amendment Fee"), which shall be fully earned upon the effectiveness of this Agreement and shall be due and payable May 1, 2003.

                  (B) Extension Fees. In consideration of the Bank's willingness to extend the Revolving Termination Date, the Borrower shall pay extension fees (the "Extension Fees") to the Bank as follows:

                           Due Date                          Extension Fee
                           --------                          -------------

                           May 1, 2003                         $345,000.00
                           August 1, 2003                      $500,000.00
                           November 1, 2003                    $750,000.00

         The Extension Fee due and payable on May 1, 2003 may not be deferred by the Borrower, notwithstanding the provisions of Section 4(B) of that certain Amendment and Waiver Agreement between the Borrower and the Bank dated August 30, 2002. Each such Extension Fee shall be fully earned when due and shall not be refundable for any reason whatsoever; provided that all Extension Fees, if any, due on or after the date that
         (x) all of the Obligations are satisfied in full (and the Revolving Line of Credit terminated and all letters of credit issued thereunder or pursuant to the Myco Replacement Reimbursement Agreement are terminated) and (y) all Hedging Agreements are either terminated or assigned to another financial institution, shall be waived by the Bank.

         5. Expenses. Upon demand therefor, the Borrower shall reimburse the Bank for all reasonable out-of-pocket expenses incurred by the Bank in connection with the Bank's negotiation, review and closing of this Agreement, including without limitation the fees and expenses of counsel to the Bank.

         6. Consultant. Solely upon the occurrence and duration of an Event of Default, the Borrower shall reimburse the Bank for all reasonable costs and expenses associated with any outside consultant (a "Consultant") the Bank may, at its discretion, engage to assist the Bank in its analysis of the operations of the Borrower. The Borrower shall cooperate fully with the Consultant, which cooperation shall include, but shall not be limited to, allowing the Consultant reasonable access to the Borrower's books, records, plans, personnel and operations to evaluate the Borrower's business plan and evaluate the Borrower's business.

         7. Additional Reporting. In addition to any reporting requirements under the Credit Agreement, the Borrower shall deliver to the Bank, with each monthly Borrowing Base Certificate, (a) a written summary in form acceptable to the Bank of the status of its efforts to refinance the Obligations, and (b) an accounts receivable aging for the Borrower and each Guarantor on a consolidated basis in form acceptable to the Bank.

        8. Release. Each of the Borrower and the Guarantors hereby represents and warrants that it has no claims, counterclaims, offsets, or defenses to any of the Credit Documents, or to the performance of its obligations thereunder. In consideration of the Bank's willingness to enter into this Agreement, each of the Borrower and the Guarantors hereby releases the Bank and its officers, employees, representatives, counsel, trustees and directors, from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

         9. Representations and Warranties of Borrower. The Borrower hereby represents and warrants to the Bank that:

                  (a) after giving effect to this Agreement, no Default or Event of Default exists under the Credit Documents;

                  (b) after giving effect to this Agreement, the representations and warranties of the Borrower contained in Article V of the Credit Agreement are true, accurate and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date; and

                  (c) (i) the execution, delivery and performance by the Borrower of this Agreement are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action on the part of the Borrower, (ii) subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting creditors' rights (including, without limitation, preference and fraudulent conveyance or transfer laws), this Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and (iii) neither this Agreement, nor the execution, delivery or performance by the Borrower hereof (A) violates any law or regulation, or any order or decree of any court or Governmental Authority, or (B) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any material indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its property is bound.

         10. Representations and Warranties of Guarantors. Each of the Guarantors hereby represents and warrants to the Bank that:

                  (a) it has had the assistance of legal counsel in carefully reviewing, discussing and considering all terms of this Agreement;

                  (b) it executes this Agreement as a free and voluntary act, without any duress, coercion or undue influence exerted by or on behalf of the Bank or any other party;

                  (c) it has full and complete authorization and power to execute this Agreement in the capacities herein stated, and this Agreement does not violate any law, rule, regulation, contract or agreement otherwise enforceable by or against it; and

                  (d) its respective obligations under the Credit Documents are its binding obligations and that it has no rights of offset.

         11. Conditions Precedent to Effectiveness. This Agreement shall be and become effective as of the date hereof (the "Effective Date") when all of the following conditions precedent shall have been satisfied:

                  (a) Executed Counterparts. The Bank shall have received executed counterparts of this Agreement, duly executed by the Borrower and the Guarantors.

                  (b) Payment of Interest. The Borrower shall have paid all interest accrued through the Effective Date.

                  (c) Reimbursement of Attorney Fees. The Borrower shall have reimbursed the Bank for the outstanding fees and expenses of the Bank's counsel, Moore & Van Allen, PLLC in the amount of $18,000.

         12. Reference to and Effect on Credit Agreement. Subject to the terms hereof and except as specifically modified hereby, the Credit Documents shall remain in full force and effect. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Bank under the Credit Documents, or constitute a waiver or amendment of any provision of the Credit Documents, except as expressly set forth herein.

         13. Credit Document. This Agreement and the documents executed in connection herewith shall be deemed Credit Documents executed pursuant to the Credit Agreement and the other Credit

Documents and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement and the other Credit Documents.

         14. Further Assurances. The Bank, the Borrower and the Guarantors each agrees to execute and deliver, or to cause to be executed and delivered, all such instruments as they may reasonably request to effectuate the intent and purposes, and to carry out the terms, of this Agreement.

         15. CHOICE OF LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         16. Miscellaneous.

                  (a) This Agreement shall be binding on and shall inure to the benefit of the Borrower, the Guarantors, the Bank and their respective successors and permitted assigns. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Borrower, the Guarantors and the Bank with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement.

                  (b) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  (c) Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (d) Except as otherwise provided in this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the Credit Documents, the provision contained in this Agreement shall govern and control.

                  (e) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered to the Bank.

         17. Entirety. This Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. This Agreement and the other Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Any modification to this Agreement must be in writing, signed by the party to be charged, to be effective.

    [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK - SIGNATURE PAGES TO FOLLOW]

         Accepted and agreed to as of the date first above written.


BORROWER:                                    SOURCE INTERLINK COMPANIES, INC.
                                             F/K/A THE SOURCE INFORMATION
                                             MANAGEMENT COMPANY


                                             By:
                                                --------------------------------
                                             Name:  MARC FIERMAN
                                             Title: CHIEF FINANCIAL OFFICER

GUARANTORS:                                  THE SOURCE - CANADA CORP.


                                             By:
                                                --------------------------------
                                             Name:  MARC FIERMAN
                                             Title: CHIEF FINANCIAL OFFICER

                                             SOURCE - HUCK STORE FIXTURE COMPANY


                                             By:
                                                --------------------------------
                                             Name:  MARC FIERMAN
                                             Title: CHIEF FINANCIAL OFFICER

                                             SOURCE - YEAGER INDUSTRIES, INC.


                                             By:
                                             Name:  MARC FIERMAN
                                             Title: CHIEF FINANCIAL OFFICER

                                             SOURCE - U.S. MARKETING SERVICES,
                                             INC.


                                             By:
                                                --------------------------------
                                             Name:  MARC FIERMAN
                                             Title: CHIEF FINANCIAL OFFICER


                                           SECOND AMENDMENT AND WAIVER AGREEMENT

                                             SOURCE - MYCO, INC.

                                             By:
                                                --------------------------------
                                             Name:  MARC FIERMAN
                                             Title: CHIEF FINANCIAL OFFICER

                                             SOURCE - CHESTNUT DISPLAY SYSTEMS,
                                             INC.

                                             By:
                                                --------------------------------
                                             Name:  MARC FIERMAN
                                             Title: CHIEF FINANCIAL   OFFICER

                                             AARON WIRE AND METAL PRODUCTS LTD.

                                             By:
                                                --------------------------------
                                             Name:  MARC FIERMAN
                                             Title: CHIEF FINANCIAL OFFICER

                                             HUCK STORE FIXTURE COMPANY OF NORTH
                                             CAROLINA

                                             By:
                                                --------------------------------
                                             Name:  MARC FIERMAN
                                             Title: CHIEF FINANCIAL OFFICER

                                             T.C.E. CORPORATION

                                             By:
                                                --------------------------------
                                             Name:  MARC FIERMAN
                                             Title: CHIEF FINANCIAL OFFICER

                                             BRAND MANUFACTURING CORP.

                                             By:
                                             Name:  MARC FIERMAN
                                             Title: CHIEF FINANCIAL   OFFICER

                                             VAIL COMPANIES, INC.

                                             By:
                                                --------------------------------
                                             Name:  MARC FIERMAN
                                             Title: CHIEF FINANCIAL OFFICER


                                           SECOND AMENDMENT AND WAIVER AGREEMENT

         Accepted and agreed to as of the date first above written.


BANK:                                        BANK OF AMERICA, N.A.


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------




                                           SECOND AMENDMENT AND WAIVER AGREEMENT